Security Equity Fund
Security Income Fund
Security Large Cap Value Fund
Security Mid Cap Growth Fund

Supplement dated October 20, 2011
to the Currently Effective Prospectuses

This supplement provides new and additional information beyond that contained in the currently effective Prospectus for Security Equity Fund, Security Income Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund and should be read in conjunction with those Funds’ Prospectuses.

Effective immediately, the following changes apply to each currently effective Security Equity Fund, Security Income Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund Prospectus, as applicable:

1	Under the heading “Buying Shares,” the third paragraph is deleted in its entirety and replaced with the disclosure below.

The Funds offer you the option to submit purchase orders through your financial intermediary or send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH. The Funds do not accept cash or cash equivalents (such as travelers’ checks and money orders), starter checks or checks drawn on a line of credit (including credit card convenience checks). The Funds typically do not accept third-party checks. Fund management reserves the right to refuse other payment instruments if, in the sole discretion of Fund management, it is deemed to be in the best interests of the Funds. Any payment instrument not accepted generally will be returned to you within twenty-four (24) hours of Fund management’s determination to not accept such instrument, but in no event later than seventy-two (72) hours after such determination. Retirement contributions will be coded for the year in which they are received unless otherwise instructed in writing at the time of the contribution.

2	Under the heading “Payment of Redemption Proceeds,” the first and second paragraphs are deleted in their entirety and replaced with the disclosure below.

All redemptions will be mailed to your address of record, sent electronically via ACH, or wired to your bank account of record. You may request overnight mail service for an additional fee. If redemption proceeds are transmitted by ACH or wire and the payee instructions are not valid, the proceeds may be re-deposited into the appropriate share class of the Rydex | SGI U.S. Government Money Market Fund as of the date of the redemption. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be in writing and include a signature guarantee and may not be faxed.

3.	Under the heading “Payment of Redemption Proceeds,” the following section has been added.

Uncashed Check Policy

Any dividend, capital gain or partial redemption check that has remained outstanding for a period of 90 days from the issuance date will be canceled and re-issued. If a re-issued check is not cashed within 90 days, the check will be canceled and the proceeds will be deposited into the shareholder’s account as of the cancellation date.

For dividend and capital gain checks, the proceeds will be reinvested into the appropriate share class of the Fund from which such distribution was paid, or if the Fund position has subsequently been redeemed in full, the distributions will be reinvested into the appropriate share class of the Rydex | SGI U.S. Government Money Market Fund. The account also will have the distribution payout option adjusted so that all future distributions are reinvested into the appropriate share class of the Fund from which the distribution would have been paid.

For partial redemption checks, the proceeds will be deposited into the appropriate share class of the Rydex | SGI U.S. Government Money Market Fund.

Any full redemption check (one that brings your account balance to $0.00) that has remained outstanding for a period of 90 days from the issuance date will be cancelled and re-issued one time.

Any redemption check from a retirement account (IRA, Roth, SEP, for example) that has remained outstanding for a period of 90 days from the issuance date will be cancelled and re-issued one time.

For checks returned in the mail, the Fund will attempt to contact the client. If no contact is made, the check will be processed according to the procedures mentioned above.

4.	Under the heading “Dividends and Taxes,” the following sentence has been added.

Please see “Uncashed Check Policy” above for more information concerning uncashed dividend and distribution checks.

Please Retain This Supplement For Future Reference